UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 1, 2021

Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number:	001-15393

Delaware	42-1405748
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)

1398 Central Avenue
Dubuque,	Iowa	52001
(Address of principal executive offices)

(563) 589-2100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.00 per share	HTLF	Nasdaq Stock Market
Depositary Shares (each representing 1/400th interest in a share of 7.00% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series E)	HTLFP	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2021, Heartland Financial USA, Inc. (“Heartland”) and Fiserv Solutions, LLC (“Fiserv”), executed a Master Agreement (the “Master Agreement”) that will replace an existing License and Service agreement between Heartland and Fiserv dated June 21, 1996. Pursuant to the Master Agreement, Fiserv will provide to Heartland and its subsidiary banks payment card services, electronic document and statement delivery services, professional and development services, account processing software, and other software and services that are necessary for the conduct of the banking business of Heartland’s subsidiary banks. The initial term of the Master Agreement continues through June 30, 2026, subject to earlier termination of all, or a portion or portions, of the Master Agreement by either Heartland or Fiserv under the circumstances set forth in the Master Agreement. Except upon certain events of default by Fiserv or Fiserv’s bankruptcy or insolvency, termination of all or a portion of the Master Agreement by Heartland would require that Heartland pay to Fiserv a termination fee. Upon expiration of the initial term, or any subsequent renewal term, the term of the Master Agreement will automatically renew as provided for in the Master Agreement, unless either Heartland or Fiserv provides timely notice of non-renewal.

The foregoing brief description of the Master Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Master Agreement, which is to be filed with Heartland’s Form 10-Q for the quarter ended June 30, 2021.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(d) Exhibits.

104 The cover page of this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2021	HEARTLAND FINANCIAL USA, INC.

	By:	/s/ Bryan R. McKeag
Bryan R. McKeag
Executive Vice President
Chief Financial Officer